CM ADVISORS FAMILY OF FUNDS

CM ADVISORS FUND

Ticker CMAFX

CM ADVISORS SMALL CAP VALUE FUND

Ticker CMOVX

CM ADVISORS FIXED INCOME FUND

Ticker CMFIX

SUPPLEMENT

Dated February 22, 2018

This Supplement updates certain information in the Prospectus, dated June 28, 2017, as supplemented, (the “Prospectus”), for the CM Advisors Fund, the CM Advisors Small Cap Value Fund and the CM Advisors Fixed Income Fund (collectively, the “Funds”), each a series of the CM Advisors Family of Funds (“Trust”), and the Statement of Additional Information, dated June 28, 2017, as supplemented, (the “SAI”), for the Funds as described below. For more information or to obtain a copy of the Prospectus and/or SAI free of charge, please contact the Funds at 1-888-859-5856. You may also obtain a copy of the Prospectus and/or SAI free of charge on the Funds’ website at www.cmadvisorsfunds.com or by writing the Funds at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746.

Explanatory Statement:

At a shareholder meeting on February 19, 2018, shareholders of the CM Advisors Fund (the “Target Fund”), a series of the Trust, approved an Agreement and Plan of Reorganization and Termination with respect to the Target Fund (the “Agreement”), providing for the reorganization (the “Reorganization”) of the Target Fund into the CM Advisors Small Cap Value Fund, a series of the Trust (the “Survivor Fund”). Pursuant to the Agreement, the Target Fund will be reorganized into the Survivor Fund, effective as of close of business on February 23, 2018 (the “Closing”). At the Closing, each shareholder of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Target Fund shares at the time of the Closing. Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund that are enrolled in an automatic investment plan will continue to be enrolled in such program with respect to the Survivor Fund following the Closing (i.e., after the closing such shareholders will acquire additional shares of the Survivor Fund pursuant to the automatic investment plan).

The following changes are made to the Prospectus and the SAI as of the Closing:

•	All references to the Target Fund are deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE